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                                                                    EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 28, 1996, included in the UAL Corporation Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement on Form S-4.



                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
November 20, 1996